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                     FORM OF REGISTRATION RIGHTS AGREEMENT

    REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of June __, 1998 by and between ELECTRONICS BOUTIQUE HOLDINGS CORP., a corporation organized under the laws of the State of Delaware, with headquarters located at 931 South Matlack Street, West Chester, Pennsylvania 19382 (the "COMPANY"), and EB NEVADA, INC., a corporation organized under the laws of the State of Nevada ("EB NEVADA" or the "INITIAL INVESTOR").

    WHEREAS:

    A. The Electronics Boutique, Inc., a corporation organized under the laws of the Commonwealth of Pennsylvania ("EB"), currently holds (i) all of the outstanding shares of capital stock of each of Electronics Boutique of America Inc., a Pennsylvania corporation ("EBOA"), Elbo Inc., a Delaware corporation, EB International Inc., a Pennsylvania corporation and Electronics Boutique Canada Inc., an Ontario corporation (collectively, the "OPERATING SHARES"), (ii) 25.1% of the outstanding shares of capital stock of Electronics Boutique plc, a corporation incorporated under the laws of the United Kingdom and Wales ("EB-UK"), (iii) cash, accounts receivable and the cash surrender value of certain split-dollar life insurance policies and
(iv) owns the facility housing its distribution center and headquarters in West Chester, Pennsylvania (the "DISTRIBUTION CENTER").

    B. In contemplation of the initial public offering (the "OFFERING") of shares of the Common Stock, par value $.01 per share, of the Company (the "COMMON STOCK"), (i) EB intends to, immediately prior to the completion of the Offering, (a) transfer to EB Nevada the Operating Shares and its shares in EB-UK, (b) lease to EBOA the Distribution Center pursuant to a lease with an option to purchase and (ii) EB Nevada intends to transfer the Operating Shares to the Company in exchange for 15,794,200 shares of Common Stock while retaining its interest in EB-UK (the "SHARE EXCHANGE").

    C. To induce EB Nevada to engage in the Share Exchange and enter into the related transactions contemplated as of the date hereof by the parties hereto, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), and applicable state securities laws.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

    1. DEFINITIONS.


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         (a) As used in this Agreement, the following terms shall have the following meanings:

              (i) "INVESTORS" means the Initial Investor and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Section 8 hereof.

              (ii) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

              (iii) "REGISTRABLE SECURITIES" means the Investor Shares issued or issuable and any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing.

              (iv) "REGISTRATION STATEMENT" means a registration statement of the Company under the Securities Act.

    2. REGISTRATION.

         (a) DEMAND REGISTRATION. If on any occasion one or more Investors holding at least sixty percent (60%) of the Registrable Securities shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale at least five percent (5%) of the Registrable Securities, the Company will so notify all Investors, including all Investors who hold Registrable Securities. Upon written request of any Investor given within fifteen (15) days after the receipt by such Investor from the Company of such notification, the Company will use its best efforts to cause such of the Registrable Securities as may be requested by any holder thereof (including the Investor(s) giving the initial notice of intent to offer) to be registered under the Securities Act as expeditiously as possible. The Company shall not be required to effect (i) more than three registrations pursuant to this Section 2(a) or (ii) any registration pursuant to this
Section 2(a) until after that date which is three hundred sixty (360) days after the Offering. If the Company determines to include shares to be sold by it or by other selling shareholders in any registration request pursuant to this Section 2(a), such registration shall be deemed to have been a "piggy back" registration under Section 2(b), and not a "demand" registration under this Section 2(a) if the Investors are unable to include in any such Registration Statement eighty-five percent (85%) of the Registrable Securities initially requested for inclusion in such Registration Statement. The Company shall not be required to effect a registration pursuant to this
Section 2(a) unless the aggregate market value of the Registrable Securities and

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any other securities included in such registration statement made pursuant thereto is at least $5,000,000, before calculation of underwriting discounts and commissions.

         (b) PIGGY-BACK REGISTRATIONS. If at any time prior to the sale by the Investors of all of the Registrable Securities, the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send written notice to each Investor and, if within fifteen (15) days after the date of such notice, one or more Investors shall so request in writing, the Company shall use its best efforts to include in such Registration Statement all or any part of the Registrable Securities such Investors requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate that such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as such underwriter(s) shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; PROVIDED, HOWEVER, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and PROVIDED, FURTHER, HOWEVER, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights. No right to registration of Registrable Securities under this Section 2(b) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which an Investor is entitled to registration under this Section 2(b) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

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         (c) REGISTRATIONS ON FORM S-3. In addition to the rights provided the Investors in Sections 2(a) and 2(b) above, if the registration of Registrable Securities under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the SEC) at any time after that date which is three hundred sixty (360) days after the Offering, then, upon the written request of one or more Investors, the Company will so notify each Investor, and then will, as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on Form S-3 of all or such portion of the Registrable Securities as the Investor(s) shall specify; PROVIDED, HOWEVER, the Company shall not be required to effect a registration pursuant to this Section 2(c) unless the aggregate market value of the Registrable Securities and any other securities included in such registration statement to be sold in any such registration shall be estimated to be at least $1,000,000 at the time of filing such Registration Statement, and further provided that the Company shall not be required to effect more than one (1) registration during any six (6) month period pursuant to this
Section 2(c).

    3. OBLIGATIONS OF THE COMPANY

    In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

         (a) Prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form shall be available for the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such Registration Statement to become effective (provided that before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such Registration Statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

         (b) Notify each holder of Registrable Securities of the effectiveness of each Registration Statement filed hereunder and prepare and file with the SEC such amendments, post-effective amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary or appropriate to keep such Registration Statement effective for the period referred to in Section 3(n) hereof, cause such prospectus as so supplemented to be filed as required under the Securities Act, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the prospectus;

         (c) Furnish to each selling Investor a copy of each Registration Statement, amendment and supplement thereto and such copies of each preliminary and final prospectus and


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such other documents as said Investor may reasonably request to facilitate the public offering of its Registrable Securities;

         (d) Use its best efforts to register or qualify the Registrable Securities covered by a Registration Statement under the applicable securities or "blue sky" laws of such jurisdictions as any selling Investor may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable such selling Investor to consummate the disposition in such jurisdictions of the Registrable Securities owned by such selling Investor; PROVIDED, HOWEVER, that the Company shall not be obligated to qualify to do business in any jurisdictions where it is not then so qualified or to take any action which would subject it to service of process in suits other than those arising out of the offer or sale of the securities covered by the Registration Statement in any jurisdiction where it is not then so subject;

         (e) Furnish to each selling Investor a signed counterpart, addressed to the selling Investors, of (i) an opinion of counsel for the Company, dated the effective date of the Registration Statement and (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the Registration Statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, covering substantially the same matters with respect to the Registration Statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities, to the extent that the Company is required to deliver or cause the delivery of such opinion or "comfort" letters to the underwriters in an underwritten public offering of securities;

         (f) Notify each selling Investor of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which the prospectus included in such registration statement as then in effect, contains an untrue statement of a material fact or omits to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such selling Investor, the Company shall prepare a supplement or amendment to such prospectus so that, thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact required to be stated therein or omit to state any fact necessary to make the statements therein not misleading;

         (g) Cause all such Registrable Securities to be listed on the principal securities exchange or market on which similar securities issued by the Company are then listed or traded;


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         (h) Cooperate with the selling Investors of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the selling Investors or the managing underwriters, if any, may request at least ten (10) business days prior to any sale of Registrable Securities; and provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

         (i) In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order.

         (j) Permit each selling Investor or its counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them;

         (k) Furnish to each selling Investor a copy of all documents filed with and all correspondence from or to the SEC in connection with any such offering of securities;

         (l) Use its best efforts to insure the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc.;

         (m) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement covering the Offering, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

         (n) The Company will use its best efforts to maintain the effectiveness for up to one hundred eighty (180) days (or such shorter period of time as the underwriters need to complete the distribution of the registered offering, or one (1) year in the case of a "shelf" Registration Statement on Form S-3) of any Registration Statement pursuant to which any of the Registrable Securities are being offered, and from time to time will amend or supplement such Registration Statement and the prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide each Investor with as many copies of the prospectus contained in any such Registration Statement as it may reasonably request;

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         (p) If there is an underwriter, enter into underwriting agreements in customary form; and

         (q) Use reasonable efforts to cooperate and cause the Company's officers, directors, employees and independent accountants to use reasonable efforts to cooperate with the selling Investors of Registrable Securities and the managing underwriters, if any, in the sale of the Registrable Securities.

    Whenever under the preceding paragraphs of this Section 3, the Investors are registering Registrable Securities pursuant to any Registration Statement, each such Investor agrees to timely provide to the Company, at its request, such information and materials as it may reasonably request in order to effect the registration of such Registrable Securities.

    4. EXPENSES OF REGISTRATION. All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required under the rules and regulations of the NASD), fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the Nasdaq Market System, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling Investors in connection with blue sky qualifications and determination of their eligibility for investment under applicable laws), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), underwriters (excluding underwriters' discounts and commissions) and other persons employed or retained by the Company and the reasonable fees and disbursements of one counsel for the selling Investors in connection with the registration of their Registrable Securities, shall be borne and paid by the Company, regardless of whether the Registration Statement becomes effective ; PROVIDED, HOWEVER, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriters' commissions or discounts attributable to the Registrable Securities being offered and sold by the Investors, or the fees and expenses of more than one counsel for the selling Investors in connection with the registration of the Registrable Securities. The Company shall also pay all expenses of the Investors in connection with any registration initiated pursuant to this Agreement which is withdrawn, delayed or abandoned at the request of the Company, except if such withdrawal, delay or abandonment is caused by the fraud, material misstatement or omission of a material fact by an Investor to be included in such registration.

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    5. INDEMNIFICATION

         (a) INDEMNIFICATION OF INVESTORS. In the event that the Company registers any of the Registrable Securities under the Securities Act, the Company will indemnify and hold harmless each Investor and each underwriter of the Registrable Securities (including the officers, directors, employees, agents, affiliates and partners of each such Investor and underwriter) so registered (including any broker or dealer through whom such shares may be sold) and each Person (as defined in Section 2(2) of the Securities Act), if any, who controls such Investors or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided, will reimburse each such Investor, each such underwriter and each such controlling Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, as incurred, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or the Registration Statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless
(i) such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by any such Investor (in the case of indemnification of such Investor), any such underwriter (in the case of indemnification of such underwriter) or any such controlling Person (in the case of indemnification of such controlling Person) expressly for use therein, or UNLESS (ii) in the case of a sale directly by such Investor (including a sale of such Registrable Securities through any underwriter retained by such Investor to engage in a distribution solely on behalf of such Investor), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to such Investor or such underwriter on a timely basis, and such Investor or such underwriter failed to deliver a copy of the final or amended prospectus at or prior to the confirmation for the sale of the Registrable Securities to the Person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

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    Promptly after receipt by any Investor, any underwriter or any controlling Person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such Investor, or such underwriter or such controlling Person, as the case may be, will notify the Company in writing of the commencement thereof (PROVIDED, that failure to so notify the Company shall not relieve the Company from any liability it may have hereunder) and, subject to the provisions hereinafter stated, the Company shall be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such Investor, such underwriter or such controlling Person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company.

    Such Investor, any such underwriter or any such controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel subsequent to any assumption of the defense by the Company shall not be at the expense of the Company unless (a) the employment of such counsel has been specifically authorized in writing by the Company or (b) the representation of both the Company and the indemnified party(ies) by the same counsel would be inappropriate due to actual or potential conflicts of interest between them. The Company shall not be liable to indemnify any Investor, underwriter or controlling Person for any settlement of any such action effected without the Company's written consent (which shall not be unreasonably withheld). The Company shall not, except with the approval of each party being indemnified under this Section 5(a), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

    In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which any Investor exercising rights under this Agreement, or any controlling Person of any such Investor, makes a claim for indemnification pursuant to this Section 5(a), but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5(a) provides for indemnification in such case, then the Company and such Investor will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Investor on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Investor

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on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, HOWEVER, that, in any such case, (A) no such Investor will be required to contribute any amount in excess of the proceeds received by such Investor from the sale of all such Registrable Securities sold pursuant to such Registration Statement; and (B) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (b) INDEMNIFICATION OF COMPANY. In the event that the Company registers any of the Registrable Securities under the Securities Act, each Investor for which Registrable Securities were registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the Registration Statement, each underwriter of the Registrable Securities so registered (including any broker or dealer through whom such of the shares may be sold) and each Person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling Person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions, whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the Registration Statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such Investor expressly for use therein; PROVIDED, HOWEVER, that such Investor's obligations hereunder shall be limited to an amount equal to the proceeds received by such Investor in connection with Registrable Securities sold pursuant to such registration.

    Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such Investor, the Company will notify such Investor in writing of the commencement thereof (PROVIDED, that failure to so notify such Investor shall not relieve such Investor from any liability it may have hereunder), and such Investor shall, subject to the provisions hereinafter stated, be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which

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indemnity may be sought against such Investor. The Company and each such director, officer, underwriter or controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel subsequent to any assumption of the defense by such Investor shall not be at the expense of such Investor, unless employment of such counsel has been specifically authorized in writing by such Investor. Such Investor shall not be liable to indemnify any Person for any settlement of any such action effected without such Investor's written consent.

    In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the Company exercising its rights under this Agreement, makes a claim for indemnification pursuant to this Section 5(b), but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this Section 5(b) provides for indemnification, in such case, then the Company and such Investor will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Investor on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Investor on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, HOWEVER, that in any such case, (A) no such Investor will be required to contribute any amount in excess of the proceeds received by such Investor from the sale of all such Registrable Securities sold pursuant to such Registration Statement; and (B) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

    6. LIMITATIONS ON THE COMPANY.

         (a) MERGERS, ETC. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and, for that purpose, references hereunder to Registrable Securities shall be deemed to be references to the securities which the Investors would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; PROVIDED,

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HOWEVER, that the provisions of this Section 6(a) shall not apply in the event of any merger, consolidation, or reorganization in which the Company is not the surviving corporation if (x) all stockholders are entitled to receive in exchange for their Registrable Securities, consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register, within ninety (90) days of completion of the transaction, for resale to the public pursuant to the Securities Act and
(y) Investors are given at least thirty (30) days written notice prior to the record date of such merger, consolidation or reorganization.

         (b) LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of Investors holding at least a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder of any securities of the Company the right to require the Company to initiate any registration of any securities of the Company unless such rights are subordinate to or PARI PASSU with the rights of the Investors. Any right given by the Company to any holder or prospective holder of the Company's securities in connection with the registration of securities shall be conditioned such that it shall be consistent with the provisions of this Agreement and with the rights of the holder provided in this Agreement. This Agreement shall not limit the right of the Company to enter into any agreements with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder if such rights are subordinate to or PARI PASSU with the rights of the Investors.

    7. TRANSFERABILITY. The rights to register securities granted by the Company under this Agreement may be assigned by any Investor provided that
(i) such transfer is effected in accordance with applicable securities laws; and (ii) such assignee or transferee agrees in writing to be bound by all of the provisions of this Agreement.

    8. MISCELLANEOUS

         (a) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

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

         (b) This Agreement (including all schedules and exhibits thereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein with respect to the subject matter hereof and thereof. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

         (c) Subject to the requirements of Section 7 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         (d) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         (f) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         (g) All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made by the Investors holding a majority of the Registrable Securities.

         (h) The Company recognizes and agrees that the Investors will not have an adequate remedy if the Company fails to comply with this Agreement and that damages may not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by an Investor or any other Person entitled to the benefits of this Agreement requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

         (i) Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by

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

courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

         If to the Company:

              Electronics Boutique Holdings Corp.
              931 South Matlack Street
              West Chester, Pennsylvania 19382
              Fax: (610) 430-6574
              Attn: Joseph J. Firestone

         with a copy to:

              Klehr, Harrison, Harvey, Branzburg & Ellers LLP
              1401 Walnut Street
              Philadelphia, Pennsylvania 19103
              Fax: 215-568-6603
              Attn: Stephen T. Burdumy, Esquire

and if to any Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 8(i).


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

    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

ELECTRONICS BOUTIQUE HOLDINGS CORP.

By:
  --------------------------------
Name:
    ------------------------------
Its:
   -------------------------------

INITIAL INVESTOR:
EB NEVADA INC.

By:
  --------------------------------
Name:
    ------------------------------
Its:
   -------------------------------


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